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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         M/I SCHOTTENSTEIN HOMES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                       MI SCHOTTENSTEIN HOMES, INC. LOGO
                                 3 Easton Oval
                              Columbus, Ohio 43219

                                 March 15, 1999

To Our Shareholders:

     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m. Eastern Daylight Time on Thursday, April 22, 1999, at the offices of the Company, 3 Easton Oval, Columbus, Ohio.

     Enclosed is a copy of our 1998 Annual Report, notice of the meeting, a proxy statement and a proxy card. Please record your vote on the card and return it promptly in the enclosed postage-paid envelope.

     We look forward to reviewing the activities of the Company at the meeting. We hope you can be with us.

                                          Sincerely,
                                          /s/ Irving E. Schottenstein
                                          Irving E. Schottenstein,
                                          Chief Executive Officer

                    PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE

                       MI SCHOTTENSTEIN HOMES, INC. LOGO
                                 3 EASTON OVAL
                              COLUMBUS, OHIO 43219

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 1999

To Each Shareholder of M/I Schottenstein Homes, Inc.:

     Notice is hereby given that the 1999 Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held at 9:00 a.m. Eastern Daylight Time on April 22, 1999, at the offices of the Company, 3 Easton Oval, Columbus, Ohio, for the following purposes:

          1) To elect three directors to serve until the 2002 annual meeting of shareholders or until their successors have been duly elected and qualified;

          2) To consider and vote upon a proposal to approve the 1993 Stock Incentive Plan as Amended, in the form attached hereto as Appendix I;

          3) To consider and vote upon a proposal to approve the Executive Officers Compensation Plan, in the form attached hereto as Appendix II;

          4) To consider and vote upon a proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for the 1999 fiscal year; and

          5) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on February 26, 1999, will be entitled to notice of, and to vote at, such meeting, or at any adjournment thereof.

     It is important that your shares be represented at the Annual Meeting. Whether or not you intend to be present, please sign, date and send the enclosed proxy in the envelope provided. Proxies are revocable at any time, and shareholders who are present may withdraw their proxy and vote in person if they so desire.

                                          By Order of the Board of Directors,
                                          /s/ Paul S. Coppel
                                          Paul S. Coppel,
                                          Secretary

March 15, 1999

                       MI SCHOTTENSTEIN HOMES, INC. LOGO
                                 3 Easton Oval
                              Columbus, Ohio 43219

                                PROXY STATEMENT

                                    FOR THE

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 22, 1999

                                                                  March 15, 1999

                                    GENERAL

     The Annual Meeting of Shareholders of M/I Schottenstein Homes, Inc. (the "Company") will be held on Thursday, April 22, 1999 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Company expects that this proxy statement and the accompanying form of proxy will be mailed on or about March 15, 1999, to each shareholder of record as of February 26, 1999. This proxy statement is furnished in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be used at such meeting and at any adjournment thereof. The Annual Report of the Company for the year ended December 31, 1998, including financial statements, is being mailed to all shareholders together with this proxy statement.

     A proxy for use at the Annual Meeting is enclosed. A proxy may be revoked by a shareholder at any time before it is exercised by filing with the Company a notice in writing revoking it or by duly executing a proxy bearing a later date. Proxies also may be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote his shares in person. Subject to such revocation and except as otherwise stated herein or in the form of proxy, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specifications of the proxies. If no specification is made, proxies will be voted for the nominees for election of directors set forth herein, for Proposal Nos. 2, 3 and 4, and, at the discretion of the proxyholders, on all other matters that may properly be brought before the Annual Meeting or any adjournment thereof.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     There were 8,813,061 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), issued and outstanding on February 26, 1999 (the "Record Date"), which date has been set as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. On any matter submitted to a shareholder vote, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock registered in his name on the books of the Company as of the Record Date. Under Ohio law and the Company's Regulations, the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote for, against or abstain from voting on any matter, will be counted for purposes of determining the minimum number of affirmative votes required for approval of such matters, and the total number of votes cast for each of these matters will be counted for purposes of determining whether sufficient affirmative votes have been cast. Abstentions, withheld votes and broker non-votes with respect to any matter will have the same legal effect as a vote against the matter.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     A class of three directors is to be elected at the Annual Meeting. The Board has nominated the persons set forth below for election as directors of the Company at the Annual Meeting. The three nominees receiving the greatest number of votes cast will be elected to serve until the 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Information concerning the nominees and the remaining members of the Board is set forth below. Steven Schottenstein and Lewis R. Smoot, Sr. will serve until the 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Friedrich K. M. Bohm, Jeffrey H. Miro and Robert H. Schottenstein will serve until the 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     In connection with the Company's repurchase of Common Stock from the Melvin
L. Schottenstein family interests, Holly S. Kastan resigned from the Board of Directors on August 1, 1997. The resulting vacancy in the class of directors standing for election at the 2000 Annual Meeting of Shareholders will be filled (or the size of such class reduced) prior to such Annual Meeting.

     Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be voted FOR each of the persons named below as nominees for election as directors.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE PERSONS NAMED BELOW AS NOMINEES FOR ELECTION AS DIRECTORS.

                                                                                        YEAR FIRST
                                                   CURRENT POSITIONS                    SERVED AS
           NAME             AGE                      WITH COMPANY                        DIRECTOR
           ----             ---                    -----------------                    ----------
NOMINEES

Irving E. Schottenstein     70     Chief Executive Officer, Director (Chairman),           1976
                                   member of Executive Committee (Chairman), member
                                   of Compensation Committee

Kerrii B. Anderson          41     Senior Vice President, Chief Financial Officer,         1998
                                   Director

Norman L. Traeger           59     Director, member of Audit Committee, member of          1997
                                   Compensation Committee (Chairman), member of
                                   Executive Officer Compensation Committee

DIRECTORS

Friedrich K. M. Bohm        57     Director, member of Audit Committee, member of          1994
                                   Compensation Committee, member of Executive
                                   Officer Compensation Committee (Chairman)

Jeffrey H. Miro             56     Director, member of Compensation Committee,             1998
                                   member of Executive Officer Compensation
                                   Committee

Robert H. Schottenstein     46     President, Director (Vice Chairman), member of          1993
                                   Executive Committee, member of Compensation
                                   Committee

Steven Schottenstein        42     Chief Operating Officer, Director (Vice                 1993
                                   Chairman), member of Executive Committee

Lewis R. Smoot, Sr.         65     Director, member of Executive Committee, member         1993
                                   of Audit Committee (Chairman), member of
                                   Compensation Committee, member of Executive
                                   Officer Compensation Committee

---------------

Irving E. Schottenstein is the father of Robert H. Schottenstein and Steven Schottenstein.

BUSINESS EXPERIENCE

  NOMINEES -- TERM TO EXPIRE AT 2002 ANNUAL MEETING

     Irving E. Schottenstein has been Chief Executive Officer since August 1986, and a Director of the Company or its predecessors since 1976. He was President of the Company and its predecessors from 1976 until 1996. He was also the Chairman of the Board and President of M/I Financial Corp., a wholly-owned subsidiary of the Company ("M/I Financial"), from 1983 until August 1995.

     Kerrii B. Anderson has been a Senior Vice President since September 1993 and Chief Financial Officer since 1987. She served as a Vice President from 1988 until September 1993. She has also been Chief Financial Officer of M/I Financial since 1988. Ms. Anderson currently serves as a Director of Lancaster Colony Corporation.

     Norman L. Traeger founded United Skates of America, a chain of family fun centers, in 1971 and The Discovery Group, a venture capital firm, in 1983. Mr. Traeger currently owns and manages industrial, commercial and office real estate and is Vice Chairman of the Board of Trustees of Prescott College.

  DIRECTORS -- TERM TO EXPIRE AT 2000 ANNUAL MEETING

     Steven Schottenstein has been Vice Chairman and Chief Operating Officer since January 1999 and an Assistant Secretary since April 1992. He served as a Senior Executive Vice President from May 1996 until January 1999, an Executive Vice President from February 1994 until May 1996, a Senior Vice President from September 1993 until February 1994 and a Vice President from June 1990 until September 1993. He became the Regional Manager for the Washington, D.C. Region in December 1990, Regional Manager for the Indiana Region in April 1992 and Regional Manager for the Carolina Region in February 1994 and served in such positions until May 1996.

     Lewis R. Smoot, Sr. has been the President and Chief Executive Officer of The Smoot Corporation, a construction contractor and construction management concern, since 1987. He currently serves as a Director of Huntington Bancshares Incorporated.

  DIRECTORS -- TERM TO EXPIRE AT 2001 ANNUAL MEETING

     Robert H. Schottenstein has been Vice Chairman since January 1999, President since May 1996 and an Assistant Secretary since March 1991. He served as an Executive Vice President from February 1994 until May 1996, a Senior Vice President from September 1993 until February 1994 and a Vice President from March 1991 until September 1993. He became the Regional Manager for the Cincinnati Division in April 1994 and for the Midwest Land Operations in November 1992 and served in such positions until May 1996. He began his service with the Company in field operations and has been responsible for the Ohio Land Division since November 1992. He currently serves as a Director of Huntington Bancshares Incorporated.

     Friedrich K. M. Bohm has been the Managing Partner and Chief Executive Officer of NBBJ, the second largest architectural firm in the United States, since 1987. He is a Director, and currently serves as a member of the executive committee of the Board of Directors, of Huntington National Bank, a subsidiary of Huntington Bancshares Incorporated, and as a Director of The Daimler Group and 55 Restaurants, Inc.

     Jeffrey H. Miro has been the Chairman of the law firm of Miro, Weiner and Kramer, with offices in Bloomfield Hills, Michigan and New York, New York, since 1981. In addition, Mr. Miro is an Adjunct Professor of Law at the University of Michigan Law School. He currently serves as a Director of Sotheby's Holdings, Inc.

NOMINATION OF DIRECTORS

     Nomination for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder entitled to vote in the election of directors generally. To nominate one or more persons for election as a director, the Company's Regulations require that a shareholder give written notice of his intent to make such nomination or nominations by personal delivery or by United States Mail, postage pre-paid, to the Secretary of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year's annual meeting (or, if the date of annual meeting is changed by more than 30 days from the anniversary date of the preceding year's annual meeting or in the case of a special meeting, within seven days after the date the Company mails or otherwise gives notice of the date of the meeting). Such notice shall set forth: 1) the name and address of the person or persons to be nominated; 2) a representation that the shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; 4) such other information regarding each nominee proposed by the shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "Commission"), had the nominee been nominated, or intended to be nominated, by the Board; and 5) the consent of each nominee to serve as a director of the Company, if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

BOARD AND COMMITTEE MEETINGS

     The Board held four meetings during 1998. Except for Steven Schottenstein and Friedrich K. M. Bohm, all members of the Board during 1998 attended at least 75% of all meetings of the Board and of the committees on which they served. The Board does not have a nominating committee. The full Board selects the nominees for directors.

     The Board's Audit Committee with respect to the 1998 fiscal year consisted of Friedrich K. M. Bohm (Chairman), Lewis R. Smoot, Sr., Norman L. Traeger and Jeffrey H. Miro. The Audit Committee's responsibilities include reviewing the Company's audit procedures and policies, the activities of the internal auditors, and potential conflicts of interest, monitoring internal controls and financial reporting, selecting the Company's independent accountants and making recommendations concerning these matters to the Board. The Audit Committee met four times in 1998.

     The Board has a Compensation Committee, whose members with respect to the 1998 fiscal year were Lewis R. Smoot, Sr. (Chairman), Friedrich K. M. Bohm, Irving E. Schottenstein, Robert H. Schottenstein, Norman L. Traeger and Jeffrey
H. Miro. The Compensation Committee's duties include reviewing and reporting to the Board on specific compensation matters for executive officers and administering the Company's stock option plan. The Compensation Committee met four times in 1998.

     The Board also has an Executive Officer Compensation Committee, whose members with respect to the 1998 fiscal year were Norman L. Traeger (Chairman), Lewis R. Smoot, Sr. and Jeffrey H. Miro. Friedrich K. M. Bohm was appointed to the Executive Officer Compensation Committee on February 16, 1999. The Executive Officer Compensation Committee's duties for the 1998 fiscal year included developing and administering the plans necessary to ensure that the compensation paid to the Chief Executive Officer of the Company will be tax deductible. For the 1999 fiscal year, the Executive Officer Compensation Committee will also address these issues with respect to the other executive officers of the Company. The Executive Officer Compensation Committee met two times in 1998.

     Between meetings of the Board or when the Board is not in session, the Executive Committee may exercise, to the extent permitted by law, all the powers and duties of the Board. The members of the Executive Committee with respect to the 1998 fiscal year were Irving E. Schottenstein (Chairman), Lewis R. Smoot, Sr., Robert H. Schottenstein and Steven Schottenstein. During 1998, the Executive Committee did not hold any meetings but did take six written actions without a meeting.

                                 PROPOSAL NO. 2

                     APPROVAL OF 1993 STOCK INCENTIVE PLAN
                                   AS AMENDED

PROPOSAL

     The Board proposes that the shareholders approve the adoption of the 1993 Stock Incentive Plan as Amended (the "Amended and Restated Stock Incentive Plan"), in the form attached hereto as Appendix I. The proposed Amended and Restated Stock Incentive Plan amends and restates the existing 1993 Stock Incentive Plan and contains the following substantive amendments thereto. First, the Amended and Restated Stock Incentive Plan increases the number of shares of Common Stock available for issuance thereunder from 425,000 shares to, in any given year, that number of shares equal to five percent of the total number of issued and outstanding shares of Common Stock of the Company as of the first day of such year. Second, the Amended and Restated Stock Incentive Plan extends the term of the 1993 Stock Incentive Plan from November 2, 2003 to April 22, 2009. Third, the Amended and Restated Stock Incentive Plan expands the scope of the 1993 Stock Incentive Plan to allow Irving E. Schottenstein, Chairman and Chief Executive Officer of the Company, and certain consultants and advisors to the Company to be granted awards thereunder. Fourth, the Amended and Restated Stock Incentive Plan includes a definition of "Change of Control" and provides that awards granted under the Amended and Restated Stock Incentive Plan become immediately vested upon a Change of Control. Fifth, the Amended and Restated Stock Incentive Plan adds certain language to comply with Section 162(m) of the Internal Revenue Code (the "Code"). Finally, the Amended and Restated Stock Incentive Plan provides for "cashless" exercise of awards granted thereunder. Other than these substantive amendments, the 1993 Stock Incentive Plan remains unchanged. The Board adopted the Amended and Restated Stock Incentive Plan on November 17, 1998.

     While the amendments to the 1993 Stock Incentive Plan are relatively few, the Commission's proxy rules require a summary of the entire plan and not just the amendments. Therefore, set forth below is a summary of the Amended and Restated Stock Incentive Plan, which summary is qualified in its entirety by reference to the Amended and Restated Stock Incentive Plan, in the form attached hereto as Appendix I. All capitalized terms which are not defined herein are defined in the Amended and Restated Stock Incentive Plan.

PURPOSE

     The Amended and Restated Stock Incentive Plan is intended to advance the interests of the Company, its Subsidiaries and the Company's shareholders by providing additional incentives to attract, retain and reward selected directors, executives, key employees, consultants and advisors upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to provide additional motivation for such personnel to exert additional effort toward the Company's growth and success. The Amended and Restated Stock Incentive Plan serves these purposes by providing selected directors, executives, key employees, consultants and advisors with incentive compensation consisting of equity based awards (the "Awards") in the form of (a) incentive stock options ("ISOs"); (b) nonqualified stock options ("NQSOs") (ISOs and NQSOs are sometimes hereinafter referred to as "Options"); (c) shares of Common Stock that are subject to certain conditions and restrictions ("Restricted Stock"); and (d) stock appreciation rights ("SARs").

SHARES OF COMMON STOCK SUBJECT TO THE AMENDED AND RESTATED STOCK INCENTIVE PLAN

     The maximum number of shares of Common Stock in respect of which Awards may be granted in each calendar year during any part of which the Amended and Restated Stock Incentive Plan is in effect shall be five percent of the total number of issued and outstanding shares of Common Stock as of the first day of each such year. Notwithstanding the foregoing, in no event will more than 100,000 shares of Common Stock be cumulatively available for Awards of ISOs under the Amended and Restated Stock Incentive Plan.

     The shares of Common Stock to be issued with respect to the Amended and Restated Stock Incentive Plan may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purpose of the Amended and Restated Stock Incentive Plan. In the event any shares of Restricted Stock shall for any reason be forfeited or any Option or SAR shall, for any reason, terminate or expire or be surrendered without having been exercised in full, such forfeited shares and the shares subject to such Option or SAR but not issued thereunder will again be available to be issued with respect to the Amended and Restated Stock Incentive Plan.

ADMINISTRATION

     The Amended and Restated Stock Incentive Plan is administered by the Compensation Committee of the Board, or by any other committee appointed by the Board. The members of the Compensation Committee are appointed from time to time by, and serve at the discretion of, the Board. The Compensation Committee keeps a record of all of its proceedings and actions and keeps or causes an appropriate officer of the Company to keep, all such books of account, records and other data as may be necessary for the proper administration of the Amended and Restated Stock Incentive Plan. The Compensation Committee reports all action taken by it to the Board. Members of the Compensation Committee may be granted an Award only by a majority of the disinterested members of the Board.

     The Compensation Committee has full and final authority in its discretion, subject to the provisions of the Amended and Restated Stock Incentive Plan, to determine the type or types of Awards and the individuals to whom and the time or times at which each Award shall be granted; to construe and interpret the Amended and Restated Stock Incentive Plan; to specify terms and provisions of the respective Awards and of any

Restricted Stock Agreement, Option Agreement or other agreement related to such Award, which terms and provisions need not be identical for Awards made to different individuals or to a particular individual; and to make all other determinations and take all other actions it deems necessary or advisable for the proper administration of the Amended and Restated Stock Incentive Plan. All such actions and determinations are binding for all purposes and upon all persons.

PARTICIPANTS

     Awards may be granted under the Amended and Restated Stock Incentive Plan to any person who is an officer or employee (including officers and employees who are also Directors) of the Company, any consultant or advisor to the Company and any nonemployee Directors, as determined by the Compensation Committee; provided, however, that no Director, consultant or advisor who is not an employee of the Company may be granted an ISO under the Amended and Restated Stock Incentive Plan. It is currently estimated that approximately 40 persons are eligible to participate in the Amended and Restated Stock Incentive Plan.

     The exact amount of the ISOs, NQSOs, shares of Restricted Stock and SARs, if any, that will be granted under the Amended and Restated Stock Incentive Plan is at the discretion of the Compensation Committee, and cannot be determined at this time. However, the following table sets forth the number and average exercise price per share of NQSOs granted under the 1993 Stock Incentive Plan to: (a) each of the Named Executive Officers (as defined below); (b) all current executive officers of the Company as a group; (c) all current directors who are not executive officers as a group; and (d) all employees, including all current officers who are not executive officers, of the Company as a group. Other than persons identified in the following table, no NQSOs have been granted to associates of any of the directors, executive officers or nominees for election as a director of the Company, and no person has received five percent or more of the NQSOs granted under the 1993 Stock Incentive Plan. No ISOs, shares of Restricted Stock or SARs have been granted under the 1993 Stock Incentive Plan.

                                                              NUMBER OF SHARES OF     AVERAGE EXERCISE
                                                              COMMON STOCK SUBJECT   PRICE PER SHARE OF
                NAME OF INDIVIDUAL OR GROUP                     TO NQSOS GRANTED     NQSOS GRANTED ($)
                ---------------------------                   --------------------   ------------------
Irving E. Schottenstein,
  Chief Executive Officer (1)...............................             --                    --
Robert H. Schottenstein,
  President (2).............................................         27,000               $15.458
Steven Schottenstein,
  Chief Operating Officer (2)...............................         27,000               $15.458
Kerrii B. Anderson,
  Senior Vice President and Chief Financial Officer (2).....         17,000               $12.232
All current executive officers as a group...................         71,000               $14.686
All current directors who are not executive officers as a
  group (3).................................................             --                    --
All employees, including current officers who are not
  executive officers, as a group............................        226,800               $13.004

---------------

(1) Under the existing 1993 Stock Incentive Plan, Irving E. Schottenstein is not eligible to receive stock options. Pursuant to the terms and conditions of the proposed Amended and Restated Stock Incentive Plan, Mr. Schottenstein will be eligible to receive stock options.

(2) Robert H. Schottenstein, Steven Schottenstein and Kerrii B. Anderson each have received greater than five percent of the total NQSOs granted under the 1993 Stock Incentive Plan.

(3) As of the Record Date, no director or nominee for re-election as a director, who is not an employee of the Company, has been granted any NQSOs under the 1993 Stock Incentive Plan.

OPTIONS

     Exercise Price. Any Option granted under the Amended and Restated Stock Incentive Plan will be evidenced by an Option Agreement, containing such terms and in such form as the Compensation Committee may from time to time determine. The exercise price for the shares of Common Stock subject to each Option will be determined by the Compensation Committee, but:

          (i) With respect to any NQSO granted to an employee of the Company, the exercise price will be no less than 15% of Fair Market Value on the Date of Grant;

          (ii) With respect to any NQSO granted to a Director, consultant or advisor who is not an employee of the Company and any ISO granted to an employee who is not a Ten Percent Shareholder (in each case, determined as of the Date of Grant), the exercise price will be no less than 100% of Fair Market Value on the Date of Grant; and

          (iii) With respect to any ISO granted to a Ten Percent Shareholder, the exercise price will be no less than 110% of Fair Market Value on the Date of Grant.

The Fair Market Value of the Common Stock as of the Record Date was $17.313.

     Exercise of Options. The expiration date of each Option will be fixed by the Compensation Committee. Notwithstanding the foregoing or any other provision of the Amended and Restated Stock Incentive Plan, (i) such expiration date will not be more than ten years from the Date of Grant, and (ii) if the Option is an ISO which is granted to a Ten Percent Shareholder, such expiration date will not be more than five years from the Date of Grant.

     Each Option will be exercisable from time to time over a period commencing no earlier than nine months after the Date of Grant and ending upon the expiration or termination of the Option; provided, however, that if the Option is granted to a Director, consultant or advisor who is not an employee of the Company on the Date of Grant, such Option will be exercisable commencing no earlier than one year after the Date of Grant. The Compensation Committee will, by the provisions of individual Option Agreements, specify the period or periods of time during which each Option is exercisable and the number of shares purchasable thereunder in any such period or periods. The Option price upon exercise of any Option will be payable to the Company in full either, in the discretion of the Compensation Committee or the Board: (a) in cash or its equivalent, or (b) by tendering previously acquired shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total Option price (provided that the shares which are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option price), or (c) by a combination of (a) and (b).

     Transferability. No Option will be transferable or assignable by an Optionee otherwise than by will or the laws of descent and distribution, and each Option will be exercisable, during the Optionee's lifetime, only by the Optionee. No Option will be subject to execution, attachment or similar process except with the express consent of the Compensation Committee.

     Upon termination of an Optionee's employment with the Company for any reason other than the Optionee's retirement, death or disability, his Option privileges will be limited to the shares which were immediately purchasable by him at the date of such termination, and such Option privileges will expire unless exercised by him within 30 days after the date of such termination.

     If an Optionee dies while in the employ of the Company, his Option privileges will be limited to the shares which were immediately purchasable by him at the date of death, and such option privileges will expire unless exercised by his Beneficiary within one year after the date of the Optionee's death.

     If an Optionee retires or suffers a disability while in the employ of the Company, his Option privileges will be limited to the shares which were immediately purchasable by him at the date of his retirement or disability, and such Option privileges will expire unless exercised by him (or his representative, in the case of disability) within one year after his termination of employment. Notwithstanding the previous sentence, in the case of an ISO, an Optionee's Option privileges will expire 90 days following his termination of employment from the Company due to his retirement.

     Upon the occurrence of a Change of Control, the shares of Common Stock with respect to each Option will be immediately exercisable, notwithstanding any restriction upon exercise of such Option which may be contained in the Amended and Restated Stock Incentive Plan or in the applicable Option Agreement. Any option privileges will expire unless exercised by the Participant within 15 days after the date of a Change of Control.

RESTRICTED STOCK

     Shares of Restricted Stock awarded under the Amended and Restated Stock Incentive Plan will be duly and validly issued, fully paid and nonassessable shares of Common Stock, and from the time of the issuance thereof will have all voting, dividend and distribution rights of other outstanding shares of such class, but will be subject to restrictions provided for or contemplated in the Amended and Restated Stock Incentive Plan or in a Restricted Stock Agreement or required under any applicable laws. Among other restrictions and conditions, the Compensation Committee may, in its discretion at the time of an Award of Restricted Stock, impose a substantial risk of forfeiture of such Restricted Stock held by the Participant, and such restrictions on the transfer or disposition of such Restricted Stock (such as, without limitation, requiring that such shares become transferable or subject to disposition by Participant only in installments over a period of time) as the Compensation Committee may deem appropriate. Any restrictions imposed by the Compensation Committee will be set forth in a Restricted Stock Agreement.

SARS

     Any SAR granted under the Amended and Restated Stock Incentive Plan will be evidenced by a SAR Agreement, containing such terms and in such form as the Compensation Committee may in its discretion determine. The expiration date of each SAR will be fixed by the Compensation Committee. Notwithstanding the foregoing or any other provision of the Amended and Restated Stock Incentive Plan, such expiration date may not be more than ten years from the Date of Grant. Each SAR will be exercisable from time to time over a period commencing no earlier than nine months after the Date of Grant and ending upon the expiration or termination of the SAR; provided, however, that if the SAR is granted to a Director, consultant or advisor who is not an employee of the Company on the Date of Grant, such SAR will be exercisable commencing no earlier than one year after the Date of Grant. The Compensation Committee will, by the provisions of individual SAR Agreements, specify the period or periods of time and the extent to which each SAR is exercisable. Upon his exercise of a SAR, the Participant will be permitted to elect payment in cash, shares of Common Stock or a combination of both.

     No SAR will be transferable or assignable by a Participant otherwise than by will or the laws of descent and distribution. Each SAR will be exercisable, during the Participant's lifetime, only by the Participant. No SAR will be subject to execution, attachment or similar process except with the express consent of the Compensation Committee. Upon termination of a Participant's employment with the Company for any reason other than the Participant's death, his ability to exercise his SARs will be limited to the extent to which his SARs were exercisable by him at the date of such termination, and his SARs will expire unless exercised by him within 15 days after the date of such termination.

     If a Participant dies while in the employ of the Company, his Beneficiary's ability to exercise the Participant's SARs will be limited to the extent to which such SARs were exercisable by the Participant at the date of death, and such SARs will expire unless exercised by the Beneficiary within one year after the date of the Participant's death. Upon the occurrence of a Change of Control, each outstanding SAR will be immediately exercisable, notwithstanding any restriction or limitation on such exercise contained in the Amended and Restated Stock Incentive Plan or in the applicable SAR Agreement. Any SAR will expire unless exercised by a Participant within 15 days after the date of a Change of Control.

AMENDMENT, SUSPENSION AND TERMINATION

     The Board may at any time suspend or terminate the Amended and Restated Stock Incentive Plan or may amend it further from time to time in such respects as the Board may deem advisable in order that the Awards granted thereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interest of the Company; provided, however, that unless first approved by a vote of a majority of the outstanding shares of Common Stock of the Company, no amendment may be made to the Amended and Restated Stock Incentive Plan which would: (a) materially increase the benefits accruing to Participants thereunder; (b) increase the number of shares of the Company's Common Stock available thereunder; (c) modify the requirements regarding eligibility for participation thereunder; or (d) extend the date as of which it will terminate.

     Unless the Amended and Restated Stock Incentive Plan has theretofore been terminated by the Board, or as otherwise provided therein, the Amended and Restated Stock Incentive Plan will terminate on April 22, 2009, ten years after the date it was approved by action of the shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     Based on current provisions of the Code and the existing regulations thereunder, the anticipated federal income tax consequences in respect of Options, Restricted Stock and SARs granted under the Amended and Restated Stock Incentive Plan are as described below. The following discussion is not intended to be a complete statement of applicable law and is based upon the federal income tax laws as in effect on the date hereof. Since tax law is subject to change and since the application of tax law may vary depending upon the facts applicable to the taxpayer, it is suggested that each participant in the Amended and Restated Stock Incentive Plan consult with his own tax advisor before taking action with respect to Awards granted to him under the Amended and Restated Stock Incentive Plan.

  ISOS

     An option holder who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise. However, upon the exercise of the ISO, the difference between the fair market value of the Common Stock received and the exercise price is a tax preference item potentially subject to the alternative minimum tax. On the later sale or other disposition of the Common Stock, generally only the difference between the fair market value of the Common Stock on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.

     Upon disposition of Common Stock acquired upon the exercise of an ISO, capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the option holder disposes of the Common Stock within two years of the date of grant or within one year of the date of the issuance of the Common Stock to the option holder (a "Disqualifying Disposition"), then the option holder will recognize ordinary income, as opposed to capital gain, at the time of the disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the Common Stock received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the Common Stock has been held.

     The Company is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of Common Stock acquired pursuant to such exercise, except to the extent that the option holder recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

     If the holder of an ISO pays the exercise price, in whole or in part, with already-owned shares of Common Stock, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except for Disqualifying Dispositions, no gain or loss is recognized by the option holder upon delivering already-owned shares of Common Stock to the Company for payment of the exercise price. The shares of Common Stock received by the option holder, equal in number to the already-owned shares of Common Stock exchanged therefor, will have the same basis and holding period for capital gain purposes as the already-owned shares of Common Stock. The option holder, however, will not be able to use the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Shares of Common Stock received by the option holder in excess of the number of already-owned shares of Common Stock will have a basis of zero and a holding period which commences as of the date the shares of Common Stock are issued to the option holder upon exercise of the ISO. If the exercise of an ISO is effected using shares of Common Stock previously acquired through the exercise of an ISO, the exchange of the already-owned shares of Common Stock will be considered a disposition of such shares of Common Stock for the purpose of determining whether a Disqualifying Disposition has occurred.

  NQSOS

     An option holder receiving an NQSO does not recognize taxable income on the date of grant of the NQSO, provided that the NQSO does not have a readily ascertainable fair market value at the time it is granted. In general, the option holder must recognize ordinary income at the time of exercise of the NQSO in the amount of the difference between the fair market value of the Common Stock on the date of exercise and the exercise price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by an option holder will be deductible by the Company in the year that the option holder recognizes the income if the Company complies with the applicable withholding requirements.

     If the sale of the Common Stock could subject the option holder to liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the option holder generally will recognize ordinary income only on the date that the option holder is no longer subject to such liability in an amount equal to the fair market value of the Common Stock on such date less the exercise price. Nevertheless, the option holder may elect under Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

     Common Stock acquired upon exercise of an NQSO will have a tax basis equal to the fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the Common Stock generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the Common Stock, the option holder will recognize long-term capital gain or loss if the option holder has held the Common Stock for more than 12 months prior to disposition, or short-term capital gain or loss if the option holder has held the Common Stock for one year or less.

     If the holder of an NQSO pays the exercise price, in whole or in part, with already-owned shares of Common Stock, the option holder will recognize ordinary income in the amount by which the fair market value of the shares of Common Stock received exceeds the exercise price. The option holder will not recognize gain or loss upon delivering such already-owned shares of Common Stock to the Company. Shares of Common Stock received by an option holder, equal in number to the already-owned shares of Common Stock exchanged therefor, will have the same basis and holding period as such already-owned shares of Common Stock. Shares of Common Stock received by an option holder in excess of the number of such already-owned shares of Common Stock will have a basis equal to the fair market value of such additional shares of Common Stock as of the date ordinary income is recognized. The holding period for such additional Common Stock will commence as of the date of exercise or such other relevant date.

  RESTRICTED STOCK

     The holder of Restricted Stock will not be taxed upon the acquisition of such Restricted Stock so long as the interest in such Restricted Stock is subject to a substantial risk of forfeiture. Upon lapse or release of the restrictions, the holder will be taxed at ordinary income tax rates on an amount equal to either the current fair market value of the Common Stock (in the case of lapse or termination) or the sale price (in the case of a sale), less any consideration paid for the Restricted Stock. The Company will be entitled to a corresponding deduction. The basis of Common Stock held after lapse or termination of restrictions will be equal to the fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition, any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares of Common Stock are held.

     A holder of Restricted Stock may elect under Section 83(b) of the Code to be taxed at ordinary income tax rates on the full fair market value of the Restricted Stock at the time of issuance (less any consideration paid). The basis of the Common Stock so acquired will be equal to the fair market value at such time. If the election is made, no tax will be payable upon the subsequent lapse or termination of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

  SARS

     The holder of a SAR is not taxed upon the grant of a SAR. Rather, a SAR holder will generally be taxed on the exercise date, at ordinary income tax rates, on the amount of cash received and the fair market value of any Common Stock received. However, if the sale of Common Stock could subject a SAR holder to liability under Section 16(b) of the Exchange Act, such person generally will not recognize ordinary income with respect to such Common Stock until he is no longer subject to such liability, at which time he will recognize ordinary income in an amount equal to the fair market value of the Common Stock on such date. Nevertheless, the holder of a SAR may elect under Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b). The amount of ordinary income recognized by the holder of a SAR will be deductible by the Company in the year in which such holder recognizes income.

RECOMMENDATION AND VOTE

     Pursuant to the terms of the Amended and Restated Stock Incentive Plan, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the adoption of the Amended and Restated Stock Incentive Plan. The Company's executive officers and directors and members of the Irving E. Schottenstein family, who collectively own, or have voting power with respect to, approximately 31% of the outstanding shares of Common Stock, have indicated that they intend to vote FOR the proposal to approve the adoption of the Amended and Restated Stock Incentive Plan.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE 1993 STOCK INCENTIVE PLAN AS AMENDED.

                                 PROPOSAL NO. 3

                                APPROVAL OF THE
                      EXECUTIVE OFFICERS COMPENSATION PLAN

PROPOSAL

     The Board proposes that the shareholders approve the adoption of the Executive Officers Compensation Plan (the "Plan"). The Board adopted the Plan on November 17, 1998. Set forth below is a summary of the Plan, which summary is qualified in its entirety by reference to the Plan in the form attached hereto as Appendix II. All capitalized terms which are not defined herein are defined in the Plan.

PURPOSE

     The purpose of the Plan is to promote the success of the Company by providing incentives to the executive officers of the Company based upon the Company's achievement of specific performance goals. The Plan provides for the payment of awards to Plan participants. The Plan is designed to take into account Section 162(m) of the Code ("Section 162(m)"), which governs the corporate tax deductibility of annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated executive officers of a public company. Corporate tax deductions for certain types of compensation, including performance-based compensation, are generally allowed. The Plan is being submitted to the shareholders for approval at the Annual Meeting in an effort to ensure that the compensation payable under the Plan will be deductible as performance-based compensation. By approving the Plan, the shareholders will also be approving, among other things, the performance measures, eligibility requirements and limits on the awards that may be made pursuant to the Plan.

ADMINISTRATION

     The Plan will be administered by the Executive Officer Compensation Committee of the Board. Each Executive Officer Compensation Committee member will be an "outside director" within the meaning of Section 162(m). The Executive Officer Compensation Committee will have the authority to select the executive officers of the Company to whom awards may be granted and to determine the terms and conditions of any awards under the Plan. The Executive Officer Compensation Committee will also have the authority to construe and interpret the Plan, and establish, amend or waive rules for its administration. However, the Executive Officer Compensation Committee will have no authority to take any action that would cause any award to any participant to fail to qualify as "performance-based compensation" under Section 162(m). All decisions made by the Executive Officer Compensation Committee will be final and binding.

ELIGIBILITY

     The Chairman/Chief Executive Officer, Vice Chairman/President, Vice Chairman/Chief Operating Officer, Chief Financial Officer and any other executive officer of the Company will be eligible to be selected by the Executive Officer Compensation Committee to be granted awards under the Plan. Each Plan Year, the Executive Officer Compensation Committee will designate the individuals eligible to participate in the Plan.

DESCRIPTION OF AWARDS

     For each Plan Year, the Executive Officer Compensation Committee will establish for each participant one or more objective compensation Award Formulas based upon the achievement of Performance Goals. The Performance Goals will be objective and based upon certain corporate financial criteria for one or more years, such as income before income taxes, net income, return on equity and return on assets and other performance criteria for one or more years such as homebuyer satisfaction ratings. The Executive Officer Compensation Committee will have the discretion to determine whether the Award Formulas will be based upon any one or more of such criteria and upon performance during one or more years.

     The level of achievement of the Performance Goals at the end of the Plan Year will determine the amount of each participant's award. After the end of each Plan Year, the Executive Officer Compensation Committee will determine the amount of the award earned by each Participant under the Award Formulas. Payment of the award to the Participant will be made upon certification by the Executive Officer Compensation Committee, in writing, that the Performance Goals have been satisfied and the award has been calculated in accordance with the Award Formulas. The maximum amount payable under the Plan to a participant during any Plan Year is an amount equal to five times such participant's 1999 base salary.

AMENDMENT AND TERMINATION

     The Board has the absolute discretion to modify or amend the Plan, in whole or in part, or suspend or terminate the Plan. However, prior to any such modification, amendment, suspension or termination during a Plan Year, the Board will consider the impact of such modification, amendment, suspension or termination, as the case may be, under the requirements of Section 162(m).

NEW PLAN BENEFITS

     The exact amount of the benefits or amounts, if any, that will be allocated to or received by any persons or group of persons under the Plan is at the discretion of the Executive Officer Compensation Committee and dependent upon the future performance of the Company, and therefore cannot be determined at this time. However, the annual cash and stock bonuses paid to the executive officers of the Company for fiscal year 1998 and the two prior fiscal years are set forth in the bonus column of the Summary Compensation Table on page 18 of this proxy statement.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, is required to approve the adoption of the Plan for purposes of Section 162(m). The Company's executive officers and directors and members of the Irving
E. Schottenstein family, who collectively own, or have voting power with respect to, approximately 31% of the outstanding shares of Common Stock, have indicated that they intend to vote FOR the proposal to approve the adoption of the Plan.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE EXECUTIVE OFFICERS COMPENSATION PLAN.

                                 PROPOSAL NO. 4

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected Deloitte & Touche LLP as the Company's independent accountants and auditors for the fiscal year ending December 31, 1999. Deloitte & Touche LLP served as the Company's independent accountants and auditors for 1998. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present, in person or by properly executed proxy, is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors for fiscal year 1999. The Company's executive officers and directors and members of the Irving E. Schottenstein family, who collectively own, or have voting power with respect to, approximately 31% of the outstanding shares of Common Stock, have indicated that they intend to vote FOR the proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS FOR FISCAL YEAR 1999.

                  PROTECTION AGAINST NON-NEGOTIATED TAKEOVERS

     The Company's Regulations provide for a board of directors consisting of three classes of at least three directors each serving staggered three-year terms. As a result, approximately one-third of the Board is elected each year. In addition to providing continuity and stability, the purpose of such a staggered Board is to provide shareholders with two years to consider whether they want to cede control of the Board to an insurgent in a proxy contest. The combined effect of the Company's staggered Board and certain other provisions of its Regulations, including, without limitation, provisions making a non-statutory version of Ohio's Control Share Acquisition Statute applicable to the Company, reducing the minimum notice period required for a shareholder meeting, restricting the ability of shareholders to call special meetings and to nominate directors, limiting the ability to remove directors except for cause and requiring supermajority votes to amend certain provisions of the Regulations may have an anti-takeover impact and may make tender offers, proxy contests and certain mergers more difficult. The Board believes that it is in the best interest of the Company and its shareholders to require potential acquirors to negotiate with the Board prior to engaging in any such transactions.

     The Board is not aware of any efforts to obtain control of the Company or to effect substantial accumulations of the shares of Common Stock of the Company.

                                   MANAGEMENT

     The following table sets forth certain information with respect to certain key employees of the Company.

                                                                                   YEAR STARTED
               NAME                  AGE      CURRENT POSITIONS WITH COMPANY       WITH COMPANY
               ----                  ---      ------------------------------       ------------
Paul S. Coppel.....................  40     President Land Operations, General         1994
                                            Counsel and Secretary
Phillip G. Creek...................  46     Senior Vice President and Treasurer        1993
James B. Feldman...................  48     President Charlotte Region                 1997
Gary A. Haarer.....................  55     President Arizona Region                   1996
Robert C. Moesle...................  47     President Washington, D.C. Region          1990
Paul S. Rosen......................  48     Chief Executive Officer and                1993
                                            President of M/I Financial and
                                            Senior Vice President
Lloyd T. Simpson...................  53     President Columbus Region                  1984

BUSINESS EXPERIENCE

     Paul S. Coppel joined the Company in January 1994 as Senior Vice President/General Counsel. Mr. Coppel became the Secretary in February 1995 and President Land Operations in January 1999. He became the Secretary of M/I Financial in August 1995.

     Phillip G. Creek joined the Company in January 1993 as Vice President and Treasurer. Mr. Creek became a Senior Vice President in September 1993. He became the Vice President of M/I Financial in August 1995. From 1978 to 1993, Mr. Creek was employed with The Ryland Group, Inc., a national homebuilder.

     James B. Feldman joined the Company in February 1997 as President of the Charlotte Division. Mr. Feldman became President of the Charlotte Region in January 1999. Prior to joining the Company, he was employed for more than ten years with NVR, Inc., a national homebuilder, as the Division President for the Maryland operations.

     Gary A. Haarer joined the Company in November 1996 as President of the Arizona Region. Prior to joining the Company, Mr. Haarer was employed for more than 20 years with UDC Homes, Inc., a national homebuilder with operations concentrated in Phoenix, most recently as its Executive Vice President.

     Robert C. Moesle joined the Company in December 1990 as Division Manager of the Washington, D.C. Division. Mr. Moesle became Vice President/Regional Manager-Washington, D.C. Region in September 1991 and President of the Washington, D.C. Region in November 1996. He became a Senior Vice President in September 1993. Prior to joining the Company, Mr. Moesle was employed with NVR, Inc. and The Ryland Group, Inc., both national homebuilders.

     Paul S. Rosen joined the Company in August 1993 as the Vice President of Mortgage Operations for M/I Financial. Mr. Rosen became the Chief Executive Officer and Senior Vice President of M/I Financial in February 1994, the President of M/I Financial in August 1995 and Senior Vice President of the Company in February 1999.

     Lloyd T. Simpson joined the Company in 1984 as Vice President/Regional Manager-Ohio Region. Mr. Simpson became Vice President/Regional Manager of the Columbus Region in February 1996 and President of the Columbus Region in November 1996. He served as a Senior Vice President from September 1993 until November 1996.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of the February 26, 1999 record date, the number and percentage of the outstanding shares of Common Stock held by each person who, to the knowledge of the Company, beneficially owns more than five percent of the outstanding shares of Common Stock, by each of the Company's directors, nominees and Named Executive Officers (as defined below) and by all of the directors and Named Executive Officers of the Company as a group. Except as set forth in the footnotes to the table, the shareholders have sole voting and investment power over such shares. The address of each of the directors and the Named Executive Officers is c/o M/I Schottenstein Homes, Inc., 3 Easton Oval, Columbus, Ohio 43219.

                                                              NUMBER OF SHARES    PERCENT
                  NAME OF BENEFICIAL OWNER                    OF COMMON STOCK     OF CLASS
                  ------------------------                    ----------------    --------
Kerrii B. Anderson..........................................        18,200(2)        (1)
Friedrich K. M. Bohm........................................         5,000           (1)
Jeffrey H. Miro.............................................         2,000           (1)
Irving E. Schottenstein.....................................       533,100(3)        6.0%
Robert H. Schottenstein.....................................       584,000(4)        6.6%
Steven Schottenstein........................................       529,200(5)        6.0%
Lewis R. Smoot, Sr..........................................         2,000           (1)
Norman L. Traeger...........................................         9,680           (1)
All directors, nominees and executive officers as a group (8
  persons)..................................................     1,683,180          19.1%
Dimensional Fund Advisors, Inc..............................       417,600(6)        4.7%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
FMR Corp....................................................     1,138,500(7)       12.9%
  82 Devonshire Street
  Boston, Massachusetts 02109
Linda S. Fisher.............................................       569,300(8)        6.5%
  11221 Grandon Ridge Circle
  Cincinnati, Ohio 45249
Gary L. Schottenstein.......................................       563,800(9)        6.4%
  2077 Parkhill Drive
  Columbus, Ohio 43209

---------------

(1) Less than one percent of the outstanding shares of Common Stock.

(2) Includes 12,300 shares of Common Stock that underlie exercisable stock options.

(3) Irving E. Schottenstein is the trustee of (i) the Irving and Frankie Schottenstein Trust which holds 478,300 shares, and (ii) the Steven Schottenstein Descendants Trust which holds 54,800 shares, and exercises all rights with regard to such shares. Does not include an aggregate of 2,145,200 shares which are held in trust by Mr. Schottenstein, as trustee, pursuant to trust agreements dated August 1986, as amended, for the benefit of Mr. Schottenstein's four children: Robert H. Schottenstein (550,000 shares), Steven Schottenstein (495,200 shares), Gary L. Schottenstein (550,000 shares) and Linda S. Fisher (550,000 shares). As trustee, Mr. Schottenstein is empowered to exercise all rights with regard to such shares, revoke each trust, and with the agreement of each beneficiary, amend each trust.

(4) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 3 above. 2,800 of these shares are held by Robert H. Schottenstein individually. 16,500 of these shares are held in trust by Robert H. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Robert H. Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares. Includes 14,700 shares of Common Stock that underlie exercisable stock options.

(5) 495,200 of these shares are held in trust by Irving E. Schottenstein in accordance with note 3 above. 2,800 of these shares are held by Steven Schottenstein individually. 16,500 of these shares are held in trust by Steven Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Steven Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares. Includes 14,700 shares of Common Stock that underlie exercisable stock options.

(6) Based on information set forth in a Schedule 13G dated February 16, 1999, which was filed by Dimensional Fund Advisors, Inc., a registered investment advisor, on behalf of its advisory clients.

(7) Based on information set forth in a Schedule 13G dated February 12, 1999, which was filed on behalf of FMR Corp. and certain other Fidelity entities.

(8) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 3 above. 2,800 of these shares are held by Linda S. Fisher individually. 16,500 of these shares are held in trust by Mrs. Fisher, as trustee, for the benefit of her children pursuant to trust agreements dated December 22, 1994. As trustee, Mrs. Fisher is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.

(9) 550,000 of these shares are held in trust by Irving E. Schottenstein in accordance with note 3 above. 2,800 of these shares are held by Gary L. Schottenstein individually. 11,000 of these shares are held in trust by Gary
    L. Schottenstein, as trustee, for the benefit of his children pursuant to trust agreements dated December 22, 1994. As trustee, Gary L. Schottenstein is empowered to exercise all rights with regard to such shares and may be deemed the beneficial owner of such shares.

     The address of Irving E. Schottenstein, Robert H. Schottenstein and Steven Schottenstein is c/o Irving E. Schottenstein, 3 Easton Oval, Columbus, Ohio 43219.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual compensation and other compensation for each of the fiscal years ended December 31, 1998, 1997 and 1996 for the Company's Chief Executive Officer and for each other executive officer of the Company (the "Named Executive Officers"):

                                                                   LONG-TERM
                                                                 COMPENSATION
                                                             ---------------------
                                                               AWARDS
                                 ANNUAL COMPENSATION         SECURITIES    PAYOUTS
                                 --------------------        UNDERLYING     LTIP         ALL OTHER
  NAME AND PRINCIPAL             SALARY       BONUS           OPTIONS      PAYOUTS      COMPENSATION
       POSITION          YEAR      ($)         ($)              (#)          ($)         ($)(1)(2)
  ------------------     ----    -------    ---------        ----------    -------      ------------
Irving E. Schottenstein  1998    575,000    2,087,433(3)(4)        --          --          62,075
  Chief Executive
     Officer             1997    586,406    1,095,582(3)           --          --          62,601
                         1996    585,406      857,987(3)           --          --          63,395
Robert H. Schottenstein  1998    300,000    1,020,000(3)(4)    10,000          --          58,313
  President              1997    310,406      654,844(3)        2,500          --          58,899
                         1996    310,406      698,236(3)        4,500          --           4,438
Steven Schottenstein     1998    300,000    1,020,000(3)(4)    10,000          --          47,133
  Chief Operating
     Officer             1997    310,406      653,794(3)        2,500          --          47,320
                         1996    310,406      698,236(3)        4,500          --           4,438
Kerrii B. Anderson       1998    200,000      330,000(3)(4)     1,500      56,474(5)       13,282
  Senior Vice President  1997    210,406      251,357(3)        1,500      53,553(5)       12,935
  and Chief Financial    1996    210,406      250,000(3)        4,000      50,638(5)        4,438
  Officer

---------------

(1) The amounts shown represent the individual's share of the Company's discretionary contribution for the 1996, 1997 and 1998 fiscal years, respectively, under the Company's 401(k) plan as detailed in footnote 2 below. In addition, such amounts include $1,623 of long-term disability plan premiums for the 1996, 1997 and 1998 fiscal years for each of the Named Executive Officers other than Irving E. Schottenstein.

(2) "All Other Compensation" for each of the Named Executive Officers for the 1996, 1997 and 1998 fiscal years includes the individual's share of the Company's discretionary contribution for 1996, 1997 and 1998 under the Company's 401(k) plan in the amounts of $2,815, $2,876 and $3,250, respectively, and, in the case of Irving E. Schottenstein only, the non-term portion of the premium for a split dollar life insurance policy of $60,580, $59,725 and $58,825, respectively. "All Other Compensation" for Robert H. Schottenstein, Steven Schottenstein and Kerrii B. Anderson for the 1997 and 1998 fiscal years also includes the non-term portion of the premium for a split-dollar life insurance policy of $54,400, $42,820 and $8,435, respectively, for the 1997 fiscal year and, $53,520, $42,260 and $8,409, respectively, for the 1998 fiscal year.

(3) Represents amounts accrued pursuant to bonus incentive plans approved by the Compensation Committee of the Board, or with respect to the Chief Executive Officer, the Executive Officer Compensation Committee.

(4) Pursuant to the terms of the Company's Executives' Deferred Compensation Plan, which was adopted in 1998, each of the Company's executive officers, as well as other members of management, is required to allocate a portion of his or her bonus to shares of Common Stock until such executive officer or member of management owns a minimum number of shares of Common Stock set forth in the plan. Each participant also may elect to allocate additional amounts of his or her bonus to shares of Common Stock under the plan. Each participant will not beneficially own shares acquired under the plan until such shares are distributed pursuant to the terms of the plan. With respect to Irving E. Schottenstein, the amount shown includes $218,372 allocated to Common Stock (9,926 shares). With respect to Robert H. Schottenstein, the amount shown includes $165,000 allocated to Common Stock (7,500 shares). With respect to Steven Schottenstein, the amount shown includes $120,000 allocated to Common Stock (5,454 shares). With respect to Kerrii B. Anderson, the amount shown includes $105,000 allocated to Common Stock (4,772 shares).

(5) Represents compensation pursuant to an executive deferred compensation plan.

     On August 9, 1994, the Company and Irving E. Schottenstein entered into an employment agreement under which the Company agreed to purchase and maintain a split-dollar life insurance policy for Mr. Schottenstein in an amount not less than $1.5 million. In the event Mr. Schottenstein becomes disabled, he will receive disability payments from the Company for a period of up to three years, in an annual amount equal to the average of the salary and bonus earned by Mr. Schottenstein during the three calendar years preceding his disability. In the event Mr. Schottenstein's employment ends, he has agreed to serve as a consultant to the Company for a period of two years for which he will be paid $500,000 per year.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the nonqualified stock options granted by the Board during the 1998 fiscal year to each of the Named Executive Officers:

                                             INDIVIDUAL GRANTS (1)                          POTENTIAL
                            -------------------------------------------------------    REALIZABLE VALUE AT
                              NUMBER                                                   ACCRUED ANNUAL RATES
                                OF                                                        OF STOCK PRICE
                            SECURITIES      % OF TOTAL                                     APPRECIATION
                            UNDERLYING    OPTIONS GRANTED                                FOR OPTION TERM
                             OPTIONS      TO EMPLOYEES IN    EXERCISE                  --------------------
                             GRANTED        FISCAL YEAR       PRICE      EXPIRATION       5%         10%
           NAME                (#)              (%)           ($/SH)        DATE         ($)         ($)
           ----             ----------    ---------------    --------    ----------    --------    --------
Irving E. Schottenstein          (2)             --               --           --           --          --
Robert H. Schottenstein       10,000           21.7           22.750       4/1/08      143,074     362,576
Steven Schottenstein          10,000           21.7           22.750       4/1/08      143,074     362,576
Kerrii B. Anderson             1,500            3.2           22.750       4/1/08       21,461      54,386

---------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited. All stock options were granted at the closing market price on the date of grant.

(2) Under the existing 1993 Stock Incentive Plan, Irving E. Schottenstein is not eligible to receive stock options. Pursuant to the terms and conditions of the proposed Amended and Restated Stock Incentive Plan, Mr. Schottenstein will be eligible to receive stock options.

FISCAL YEAR END OPTION VALUES

     The following table sets forth information with respect to unexercised nonqualified stock options held as of the end of the 1998 fiscal year by each of the Named Executive Officers.

                                               NUMBER OF
                                         SECURITIES UNDERLYING                  VALUE OF UNEXERCISED
                                          UNEXERCISED OPTIONS                   IN-THE-MONEY OPTIONS
                                           AT FISCAL YEAR END                    AT FISCAL YEAR END
                                                (#) (1)                                 ($)
                                     ------------------------------        ------------------------------
               NAME                  EXERCISABLE      UNEXERCISABLE        EXERCISABLE      UNEXERCISABLE
               ----                  -----------      -------------        -----------      -------------
Irving E. Schottenstein                    (2)               --                   --               --
Robert H. Schottenstein                14,700            12,300              131,788           52,338
Steven Schottenstein                   14,700            12,300              131,788           52,338
Kerrii B. Anderson                     12,300             4,700              123,900           43,288

---------------

(1) The nonqualified stock options granted by the Board are scheduled to vest at a rate of 20% per year over the first five years and to lapse after ten years unless sooner exercised or forfeited.

(2) Under the existing 1993 Stock Incentive Plan, Irving E. Schottenstein is not eligible to receive stock options. Pursuant to the terms and conditions of the proposed Amended and Restated Stock Incentive Plan, Mr. Schottenstein will be eligible to receive stock options.

COMPENSATION OF DIRECTORS

     Lewis R. Smoot, Sr., Friedrich K. M. Bohm, Norman L. Traeger and Jeffrey H. Miro, the outside directors on the Board, were paid a fee of $4,000 per quarter during 1998. Pursuant to the Directors Deferred Compensation Plan, which was instituted in 1997, each of the outside directors elected to have payment of the foregoing fees be made in shares of Common Stock of the Company based on the closing price of the Company's Common Stock on the New York Stock Exchange as of the close of business at end of month in which board meeting a given Board meeting occurred.

     Effective January 1, 1999, each outside director will receive 250 shares of Common Stock per quarter as payment for his service on the Board. In addition, each outside director will receive 250 shares of Common Stock for participating in a special meeting of the Board or any of its committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee with respect to the 1998 fiscal year was comprised of six members: Lewis R. Smoot, Sr., Friedrich K. M. Bohm, Irving E. Schottenstein, Robert H. Schottenstein, Norman L. Traeger and Jeffrey H. Miro. Irving E. Schottenstein and Robert H. Schottenstein are executive officers of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Ownership of and transactions in the Common Stock of the Company by executive officers, directors and persons who own more than ten percent of the Common Stock are required to be reported to the Commission pursuant to Section 16 of the Exchange Act. Based solely on a review of the copies of reports furnished to the Company and representations of certain executive officers and directors, the Company believes that during fiscal year 1998 its executive officers, directors and greater than ten percent beneficial owners complied with such requirements, except that Forms 5 with respect to Messrs. Bohm, Smoot, Traeger and Miro were inadvertently not filed prior to their due date.

EXECUTIVE OFFICER COMPENSATION COMMITTEE AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, this Report and the graph set forth below under " -- Performance Graph" shall not be incorporated by reference into any such filings.

     General. In 1998, the Executive Officer Compensation Committee reviewed and determined the compensation for the Chief Executive Officer of the Company. At the same time, the Compensation Committee reviewed and determined the compensation for the other executive officers of the Company. Beginning in 1999, the Executive Officer Compensation Committee will annually review and determine the compensation for each of the executive officers of the Company.

     The Executive Officer Compensation Committee's and the Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation program that is intended to attract and retain qualified executives and to provide them with incentives to achieve the Company's goals and increase shareholder value. The Executive Officer Compensation Committee and the Compensation Committee implement this policy through establishing salaries, bonuses and stock options. The Company's current policy is not to provide pension or other retirement plans for the Company's executive officers other than the 401(k) Plan.

     In 1998, the Company also adopted the Executives' Deferred Compensation Plan. The Company believes that the Executives' Deferred Compensation Plan serves to further align the interests of the executive officers and other members of management with those of the Company's shareholders by deferring and paying a portion of each participant's performance bonus in shares of Common Stock. Under the Executives' Deferred Compensation Plan, until an executive officer owns a minimum number of shares of Common Stock set forth in the plan, five percent of his or her performance bonus is automatically invested in shares of Common Stock, the payment of which is deferred until a future date. Each executive officer also has the right to elect to have an additional portion of his or her performance bonus invested in shares of Common Stock. With respect to fiscal year 1998, each executive officer of the Company, other than the Chief Operating Officer, elected to invest more than five percent of his or her performance bonus in shares of Common Stock pursuant to the terms of the Executives' Deferred Compensation Plan.

     Chief Executive Officer Compensation. The base salary paid to the Chief Executive Officer is commensurate with the base salary paid to chief executive officers of other publicly traded, national and regional homebuilders.

     The performance bonus for the Chief Executive Officer for 1998 was determined pursuant to the amended Performance-Based Bonus Plan which was approved by the Company's shareholders at the 1994 annual meeting. The amended Performance-Based Bonus Plan uses two factors tied to the Company's performance to determine the Chief Executive Officer's performance bonus: (i) earning a specified level of income before income taxes and (ii) achieving a specified homeowner satisfaction rating as measured by a homeowner survey conducted by the Company. The total performance bonus that may be earned by the Chief Executive Officer under the Performance-Based Bonus Plan is capped at four times his annual base salary.

     The Chief Executive Officer earned nearly the maximum performance bonus available in 1998 under the Performance-Based Bonus Plan because of the Company's strong financial performance. More than five percent of the Chief Executive Officer's performance bonus was invested in shares of Common Stock pursuant to the terms of the Executives' Deferred Compensation Plan. Additionally, because income before income taxes exceeded the Company's expectations, the Executive Officer Compensation Committee awarded the Chief Executive Officer a $120,000 supplemental bonus payable in shares of Common Stock under the Executives' Deferred Compensation Plan.

     Other Executive Officers' Compensation. The average base salary paid to the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer is commensurate with the base salaries paid to persons holding comparable positions with other publicly traded, national and regional homebuilders.

     The Compensation Committee adopted a new performance bonus program for the President and the Chief Operating Officer in 1998. The performance bonus that can be earned by such executive officers is based upon the following two factors tied to the Company's performance: (i) earning a specified level of income before income taxes and (ii) achieving a specified homeowner satisfaction rating as measured by a homeowner survey conducted by the Company. The total amount that can be earned under the bonus program by such executive officers has been capped at three times their annual base salary.

     Pursuant to this performance bonus program, in order for the President and the Chief Operating Officer to earn a performance bonus equivalent to the bonus earned in the preceding year, the Company's income before income taxes is required to increase by ten percent. If such income has not increased, the performance bonus level is decreased.

     The Compensation Committee adopted a new performance bonus program for the Senior Vice President/Chief Financial Officer in 1998. The Senior Vice President's/Chief Financial Officer's performance bonus is based upon the Company's income before income taxes and is capped at 125% of her annual base salary.

     The President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer each earned the maximum performance bonus available in 1998 because of the Company's strong financial performance. Additionally, because income before income taxes for 1998 exceeded the Company's expectations, the Compensation Committee awarded each of the President, the Chief Operating Officer and the Senior Vice President/Chief Financial Officer a supplemental performance bonus equal to 40% of his or her base salary payable in shares of Common Stock under the Executives' Deferred Compensation Plan.

     Stock Options. It is the Company's intent to award stock options to the Company's executive officers in amounts reflecting the executive officer's position, his or her ability to influence the Company's overall performance and the financial performance of the Company. Options are intended to retain and motivate executive officers to improve the Company's financial results and stock performance. During 1998, the Compensation Committee approved the award of nonqualified stock options for 21,500 shares of Common Stock at $22.750 per share to the Named Executive Officers (see " -- Option Grants in Last Fiscal Year"). The nonqualified stock options vest at a rate of 20% per year over the first five years and lapse after ten years unless sooner exercised or forfeited.

     Section 162(m) Compliance. Section 162(m) of the Internal Revenue Code of 1986, as amended, places certain restrictions on the amount of compensation in excess of $1,000,000 which may be deducted for each executive officer. With respect to the Chief Executive Officer, the Company adopted the existing Performance-Based Bonus Plan following approval by the shareholders and constituted the Executive Officer Compensation Committee (formerly the CEO Compensation Subcommittee) to comply with Section 162(m). With respect to the Chief Executive Officer and the other executive officers of the Company, the Company is proposing the adoption by the shareholders of the Executive Officers Compensation Plan and has expanded the scope of the Executive Officer Compensation Committee, which consists solely of outside directors for purposes of Section 162(m), to further ensure that compensation paid to executive officers in excess of $1,000,000 will be fully deductible. The Company believes that all compensation paid to the Chief Executive Officer in excess of $1,000,000 will be fully deductible with respect to the 1998 tax year of the Company. With respect to compensation earned by the President and the Chief Operating Officer in the 1998 fiscal year in excess of $1,000,000, given the timing of payments, the Company believes that such compensation will be fully deductible.

COMPENSATION COMMITTEE:                         EXECUTIVE OFFICER COMPENSATION COMMITTEE:
Friedrich K. M. Bohm                            Friedrich K. M. Bohm (from February 16,
                                                1999)
Jeffrey H. Miro                                 Jeffrey H. Miro
Lewis R. Smoot, Sr.                             Lewis R. Smoot, Sr.
Irving E. Schottenstein                         Norman L. Traeger
Robert H. Schottenstein
Norman L. Traeger

PERFORMANCE GRAPH

     This chart graphs the Company's performance in the form of cumulative total return to shareholders from December 31, 1993 until December 31, 1998 in comparison to (a) Standard and Poor's 500; (b) the cumulative return on the common stock of seven publicly traded peer issuers, including Continental Homes Holding Corporation, D.R. Horton, Inc., Hovnanian Enterprises, Inc., Kaufman and Broad Home Corporation, Lennar Corporation, Toll Brothers, Inc. and Washington Homes, Inc. (the "Former Peer Group"); and (c) the cumulative return on the common stock of seven publicly traded peer issuers, including Beazer Homes USA, Inc., Crossmann Communities, Inc., Engle Homes, Inc., Hovnanian Enterprises, Inc., MDC Holdings, Inc., NVR, Inc. and Washington Homes, Inc. (the "New Peer Group"). For fiscal year 1998 and hereafter, the Company intends to include the New Peer Group in lieu of the Former Peer Group because (a) several corporations within the Former Peer Group have been parties to significant merger or consolidation transactions in the last year and (b) partly as a result of such transactions, the corporations within the New Peer Group have market capitalizations which the Company believes are more comparable to the Company's market capitalization. The Company believes the New Peer Group represents its principal competitors.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     DECEMBER 31, 1993 TO DECEMBER 31, 1998
                              [PERFORMANCE GRAPH]

                                         M/I SCHOTTENSTEIN
                                            HOMES, INC.         S&P 500 COMP. LTD.     FORMER PEER GROUP        NEW PEER GROUP
                                         -----------------      ------------------     -----------------        --------------
12/31/93                                       100.00                 100.00                 100.00                 100.00
12/31/94                                        38.36                 101.32                  56.40                  48.50
12/31/95                                        64.38                 139.40                  95.25                  81.20
12/31/96                                        60.27                 171.40                  91.13                  85.80
12/31/97                                       102.74                 228.59                 145.44                 133.51
12/31/98                                       121.71                 293.91                 167.64                 182.37

                                       -----------------------------------------------------------------------------
                                           12/31/93     12/31/94     12/31/95     12/31/96     12/31/97     12/31/98
--------------------------------------------------------------------------------------------------------------------
 M/I Schottenstein Homes, Inc.(1)          100          38.36        64.38        60.27       102.74       121.71
--------------------------------------------------------------------------------------------------------------------
 S&P 500 Comp. Ltd.                        100         101.32       139.40       171.40       228.59       293.91
--------------------------------------------------------------------------------------------------------------------
 Former Peer Group                         100          56.40        95.25        91.13       145.44       167.64
--------------------------------------------------------------------------------------------------------------------
 New Peer Group                            100          48.50        81.20        85.80       133.51       182.37
--------------------------------------------------------------------------------------------------------------------

(1) Assumes that the value of the Common Stock of the Company and the indices was 100 on December 31, 1993 and that all dividends were reinvested.

                             SHAREHOLDER PROPOSALS

     Any proposals of shareholders which are intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company at its principal executive offices by November 16, 1999. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Commission. If a shareholder intends to present a proposal at the 2000 Annual Meeting of Shareholders, but has not sought the inclusion of such a proposal in the Company's proxy statement, such proposal must be received by the Company at its principal executive offices by January 30, 2000 or the Company's management proxies will be entitled to use their discretionary voting authority should such proposal then be raised, without any discussion of the matter in the Company's proxy statement.

                            EXPENSES OF SOLICITATION

     The entire expense of preparing, assembling, printing and mailing the proxy form and the form of material used in the solicitation of proxies will be paid by the Company. Proxies may be solicited personally or by telephone, mail, telegraph or e-mail. Officers or employees of the Company may assist with personal or telephone solicitation and will receive no additional compensation. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Common Stock.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote in their discretion upon such matters in accordance with their judgment.

     You are urged to sign, date and return the enclosed proxy in the envelope provided. No postage is required if the envelope is mailed from within the United States. If you subsequently decide to attend the Annual Meeting and wish to vote your shares in person, you may do so. Your cooperation in giving this matter your prompt attention is appreciated.

                                          By Order of the Board of Directors,
                                          /s/ Paul S. Coppel
                                          Paul S. Coppel,
                                          Secretary

                                                                      APPENDIX I

                         M/I SCHOTTENSTEIN HOMES, INC.
                                      1993
                              STOCK INCENTIVE PLAN
                                   AS AMENDED

     1. Purpose. This document shall serve as an amendment and restatement of the M/I Schottenstein Homes, Inc. 1993 Stock Incentive Plan. The Plan, as amended, is intended to continue to advance the interest of the Company, its Subsidiaries and the Company's shareholders by providing additional incentive to attract, retain and reward selected directors, executives, key employees, consultants and advisors upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to provide additional motivation for such personnel to exert additional effort toward the Company's growth and success.

     2. Definitions.

          (a) "Award" means any one or more shares of Restricted Stock, Options or SARs which are granted under this Plan.

          (b) "Beneficiary" means the person or persons last designated by a Participant to receive such amounts or rights under this Plan with respect to such Participant by reason of the death of such Participant. A Participant may designate a Beneficiary, or change any Beneficiary previously designated by him or her, by delivering to the Committee a writing setting forth the name and address of the person so designated together with a signed statement by the Participant of his or her intention that the person so designated be the Beneficiary hereunder. In the absence of such a designation, the Participant's estate shall be treated as his or her designated Beneficiary under this Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Change of Control" means (i) the acquisition by any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than Irving
     E. Schottenstein or any of his immediate family members or lineal descendants, any heir of the foregoing, any trust for the benefit of any of the foregoing, any private charitable foundation or any partnership, limited liability company or corporation owned or controlled by some or all of the foregoing, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding voting capital stock of the Company or (ii) the failure of the directors of the Company on the date hereof (the "Current Board"), or such directors who are elected or recommended or endorsed for election to the board of directors of the Company by a majority of the Current Board or their successors so elected, recommended or endorsed, to constitute a majority of the board of directors of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the Compensation Committee of the Board, as specified in paragraph 3 herein, or such other committee appointed by the Board to administer the Plan with respect to grants of Awards.

          (g) "Common Stock" means the Company's $.01 par value common stock.

          (h) "Company" means M/I Schottenstein Homes, Inc.

          (i) "Date of Grant" means the date on which an Award is granted under the Plan.

          (j) "Director" means a member of the Board.

          (k) "Employer" means the Company and any Parent and all Subsidiaries.

                                  Appendix I-1

          (l) "Fair Market Value" shall mean the value of the Common Stock as of a particular date as determined by the Committee, provided that if the Common Stock is traded in a public market, the Fair Market Value per share shall be the mean between the closing "bid" and "asked" prices thereof or the mean between the highest and lowest quoted selling prices thereof, as applicable, as reported in customary financial reporting services on the business day coincident with or next preceding the day as to which the Fair Market Value is determined.

          (m) "ISO" means an incentive stock option as such term is defined in Code Section 422(b).

          (n) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
     Section 162(m), or any successor statute.

          (o) "NQSO" means an Option that is not an ISO, including but not limited to an Option that would qualify as an ISO as of the Date of Grant but for the fact that such Option specifies that it will not be treated as an ISO.

          (p) "Option" means an option to purchase Common Stock that is granted under this Plan.

          (q) "Option Agreement" means a written agreement between the Company and a Participant setting forth terms and conditions applicable to an Option granted to the Participant.

          (r) "Optionee" means a Participant to whom an Option which has not expired has been granted under this Plan.

          (s) "Parent" or "Parents" means a parent corporation or corporations of the Company as defined in Code Section 424(e).

          (t) "Participant" means a person who is eligible to participate in the Plan pursuant to paragraph 5 and who has been selected by the Committee to receive an Award under this Plan.

          (u) "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

          (v) "Reorganization" means any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale or exchange, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

          (w) "Restricted Stock" means shares of Common Stock granted under the Plan which are subject to restrictions or conditions specified by the Committee pursuant to this Plan.

          (x) "Restricted Stock Agreement" means a written agreement between the Company and a Participant setting forth the restrictions and conditions applicable to Restricted Stock granted to the Participant.

          (y) "SAR" means a right to receive financial benefits under the terms of this Plan equal in value to the excess of (i) the Fair Market Value of the shares subject to the SAR as of the date of exercise of the SAR over
     (ii) the Fair Market Value of such shares on the Date of Grant of the SAR.

          (z) "SAR Agreement" means a written agreement between the Company and a Participant setting forth terms and conditions applicable to a SAR granted to the Participant.

          (aa) "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations of the Company as defined in Code Section 424(f).

          (bb) "Ten Percent Shareholder" means an employee of the Employer who owns, or is considered as owning for purposes of Code Section 422(b)(6), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary.

                                  Appendix I-2

     3. Administration of Plan. The Plan shall be administered by the Compensation Committee of the Board, or by any other committee appointed by the Board. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. Notwithstanding any provision contained herein, to the extent that any Award is designed to comply with the Performance-Based Exception, the Committee shall satisfy the requirements contained in Section 1.162-27(c)(4) of the final regulations promulgated by the Internal Revenue Service under Section 162(m) of the Code. For purposes of granting Awards under the Plan, the Committee shall be composed of not less than the minimum number of persons from time to time required by Rule 16b-3 under the Exchange Act, or any successor rule or regulation, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall keep a record of all of its proceedings and actions and shall keep, or cause an appropriate officer of the Company to keep, all such books of account, records and other data as may be necessary for the proper administration of this Plan, and it shall report all action taken by it to the Board. Members of the Committee may be granted an Award only by a majority of the disinterested members of the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of this Plan, to determine the type or types of Awards and the individuals to whom and the time or times at which each Award shall be granted; to construe and interpret the Plan; to specify terms and provisions of the respective Awards and of any stock restriction agreement, option agreement or other agreement related to such Award, which terms and provisions need not be identical for Awards made to different individuals or to a particular individual; and to make all other determinations and take all other actions it deems necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

     4. Common Stock Subject to the Plan.

          (a) The maximum number of shares of Common Stock in respect for which Awards may be granted under the Plan, subject to adjustment as provided in Paragraph 10 of the Plan, in each calendar year during any part of which the Plan is effective shall be five percent (5%) of the total issued and outstanding shares of Common Stock as of the first day of each such year the Plan is in effect. Notwithstanding the foregoing, in no event shall more than one hundred thousand (100,000) shares of Common Stock be cumulatively available for Awards of ISOs under the Plan.

          (b) The shares of Common Stock to be issued with respect to this Plan may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of this Plan. In the event any shares of Restricted Stock shall for any reason be forfeited or any Option or SAR shall, for any reason, terminate or expire or be surrendered without having been exercised in full, such forfeited shares and the shares subject to such Option or SAR but not issued thereunder shall again be available to be issued with respect to this Plan.

          (c) Unless and until the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to a grant of such Award under the Plan:

             (i) The maximum aggregate number of shares of Common Stock (relating to Options and SARs) that may be granted or that may vest, as applicable, during any fiscal year pursuant to any such Options or SARs held by any Named Executive Officer shall be two hundred thousand (200,000). For this purpose, to the extent that any Option that is granted or is vested during any fiscal year is canceled (as described in Section 1.162-27(e)(2)(vi)(B) of the final regulations under Section 162(m) of the Code) during such fiscal year, such canceled Option shall continue to be counted against the foregoing maximum aggregate number of shares of Common Stock that may be granted or that may vest during such fiscal year pursuant to any such Option or SAR held by a Named Executive Officer under the Plan; and

             (ii) The amount of compensation that a Named Executive Officer may receive pursuant to an Option or SAR shall be based solely upon the increase in the value of the Common Stock subject to the Option or the SAR after the grant of the Option or the SAR.

                                  Appendix I-3

     5. Participants. Awards may be granted under this Plan to any person who is an officer or employee (including officers and employees who are also Directors) of the Employer, any consultant or advisor to the Employer and any non-employee members of the Board as determined by the Committee; provided, however, that no Director, consultant or advisor who is not an employee of the Employer may be granted an ISO under this Plan.

     6. Terms and Conditions of Restricted Stock.

          (a) Generally. Shares of Restricted Stock awarded under this Plan shall be duly and validly issued and outstanding, fully paid and nonassessable shares of Common Stock, and from the time of the issuance thereof shall have all voting, dividend and distribution rights of other outstanding shares of such class, but shall be subject to restrictions provided for or contemplated in this Plan or in a Restricted Stock Agreement or required under any applicable laws.

          (b) Restrictions. Among other restrictions and conditions, the Committee may, in its discretion at the time of an Award of Restricted Stock, impose a substantial risk of forfeiture of such Restricted Stock by the Participant, and such restrictions on the transfer or disposition of such Restricted Stock (such as, without limitation, requiring that such shares become transferable or subject to disposition by Participant only in installments over a period of time) as the Committee may deem appropriate. Any restrictions imposed by the Committee shall be set forth in a Restricted Stock Agreement.

          (c) Escrow. During the duration of any substantial risk of forfeiture or any restrictions on transfer or disposition of Restricted Stock which are imposed by the Committee, the Committee may, in its discretion, require that the stock certificates evidencing such Restricted Stock be held in escrow by the Secretary or another officer of the Company designated by the Committee, to be delivered to the Participant (or, if required, back to the Company for cancellation or other disposition) in such circumstances, at such times and in such numbers of shares as shall be directed by the Committee under the terms of this Plan or the applicable Restricted Stock Agreement.

          (d) Waiver of Restrictions. If a substantial risk of forfeiture or restrictions on transfer or disposition of Restricted Stock are imposed, the Committee may, in its sole discretion, accelerate, in whole or in part, the time of termination of such risk or restrictions, (i) in the event that any financial hardship may arise with respect to a Participant or the successor-in-interest of a Participant, (ii) in the event of any change in existing tax or other applicable laws, regulations or rulings which would have a substantial adverse effect on the treatment of the compensation provided for herein for tax purposes, or (iii) under such other circumstances as the Committee deems appropriate.

          (e) Change of Control. Any substantial risk of forfeiture or restrictions on transfer or disposition of Restricted Stock shall immediately lapse upon the occurrence of a Change of Control. The provisions of this subparagraph (e) shall apply to any shares of Restricted Stock awarded and outstanding under this Plan as of the effective date of this amended and restated Plan, as well as, any shares of Restricted Stock awarded under this Plan after such effective date.

     7. Terms and Conditions of Options. Any Option granted under this Plan shall be evidenced by an Option Agreement, containing such terms and in such form as the Committee may from time to time determine, subject to the following limitations and conditions:

          (a) ISO Limitations. In the case of any ISO, the terms and conditions of such grants shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including, without limitation, the requirements of Code Section 422(d) which limit the aggregate Fair Market Value of shares of Common Stock (determined at the time that such Option is granted) for which any ISO is exercisable for the first time to $100,000 per calendar year. Each provision of the Plan and of each written Option Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded.

                                  Appendix I-4

          (b) Option Price. The exercise price for the Common Stock subject to each Option shall be determined by the Committee, but:

             (i) With respect to any NQSO granted to an employee of the Employer, the exercise price shall be no less than fifteen percent (15%) of Fair Market Value on the Date of Grant;

             (ii) With respect to any NQSO granted to a Director, consultant or advisor who is not an employee of the Employer and any ISO granted to an employee who is not a Ten Percent Shareholder (in each case, determined as of the Date of Grant), the exercise price shall be no less than one hundred percent (100%) of Fair Market Value on the Date of Grant; and

             (iii) With respect to any ISO granted to a Ten Percent Shareholder, the exercise price shall be no less than one hundred ten percent (110%) of Fair Market Value on the Date of Grant.

          (c) Period of Option. The expiration date of each Option shall be fixed by the Committee. Notwithstanding the foregoing or any other provision of this Plan, (i) such expiration date shall not be more than ten
     (10) years from the Date of Grant, and (ii) if the Option is an ISO which is granted to a Ten Percent Shareholder, such expiration date shall not be more than five (5) years from the Date of Grant.

          (d) Stockholder Rights. Neither an Optionee nor his Beneficiary shall have any of the rights of a stockholder of the Company until the certificates evidencing shares purchased upon exercise of an Option are properly delivered to such Optionee or his Beneficiary.

          (e) Exercise of Option. Each Option shall be exercisable from time to time over a period commencing no earlier than 9 months after the Date of Grant and ending upon the expiration or termination of the Option; provided, however, if the Option is granted to a Director, consultant or advisor who is not an employee of the Employer on the Date of Grant, such Option shall be exercisable commencing no earlier than one year after the Date of Grant. The Committee shall, by the provisions of individual Option Agreements, specify the period or periods of time during which each Option is exercisable and the number of shares purchasable thereunder in any such period or periods. Options granted under this paragraph 7 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment of the Option price for the shares to be exercised. The Option price upon exercise of any Option shall be payable to the Company in full either, in the discretion of the Committee or the Board: (a) in cash or its equivalent, or (b) by tendering previously acquired shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total Option price (provided that the shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option price), or (c) by a combination of (a) and (b). The Committee may provide, by inclusion of appropriate language in an Option Agreement, that payment in full of the Option price need not accompany the written notice of exercise provided the notice of exercise directs that the certificate or certificates for the shares of Common Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option.

          (f) Nontransferability of Option. No Option shall be transferable or assignable by an Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable, during the Optionee's lifetime, only by the Optionee. No Option shall be subject to execution, attachment, or similar process except with the express consent of the Committee.

          (g) Termination of Employment. Upon termination of an Optionee's employment with the Employer for any reason other than the Optionee's retirement, death or disability, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of such
                                  Appendix I-5
     termination, and such option privileges shall expire unless exercised by him within 30 days after the date of such termination. The granting of an Option to an eligible person does not alter in any way the Employer's existing rights to terminate such person's employment at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for pursuant to this Plan.

          (h) Death of Optionee. If an Optionee dies while in the employ of the Employer, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of death, and such option privileges shall expire unless exercised by his Beneficiary within one year after the date of the Optionee's death.

          (i) Retirement or Disability. If an Optionee retires or suffers a disability while in the employ of the Employer, his option privileges shall be limited to the shares which were immediately purchasable by him at the date of his retirement or disability, and such option privileges shall expire unless exercised by him (or his representative, in the case of disability) within one year after his termination of employment. Notwithstanding the previous sentence, in the case of an ISO, an Optionee's option privileges shall expire 90 days following his termination of employment from the Employer due to his retirement. For purposes of this subparagraph (i), an Optionee shall be considered to have "retired" if he terminates his service with the Employer at a time when he has satisfied the relevant standards for retirement applied by the Employer to the position then held by the Optionee; and an Optionee shall be considered to have suffered a "disability" if he is considered to have suffered a permanent and total disability, as defined in Section 22(e)(3) of the Code.

          (j) Change of Control. Upon the occurrence of a Change in Control, the shares of Common Stock with respect to each Option shall be immediately exercisable, notwithstanding any restriction upon exercise of such Option which may be contained in this Plan or in the applicable Option Agreement. Any option privileges shall expire unless exercised by the Participant within 15 days after the date of a Change of Control. The provisions of this subparagraph (j) shall apply to any Option outstanding as of the effective date of this amended and restated Plan, as well as, any Option granted after such effective date.

          (k) Restrictions on Issuing Shares. The exercise of each Option shall be subject to, and shall not be effective until, the complete satisfaction, as determined by the Committee in its discretion, of all (i) withholding obligations, (ii) listing, registration, or qualification requirements imposed by any securities exchange or under any state or federal law, and
     (iii) consents or approvals of any regulatory body, the Board or the Company's stockholders which are necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto.

     8. Terms and Conditions of SARs. Any SAR granted under this Plan shall be evidenced by a SAR Agreement, containing such terms and in such form as the Committee may in its discretion determine, subject to the following limitations and conditions:

          (a) Period of SAR. The expiration date of each SAR shall be fixed by the Committee. Notwithstanding the foregoing or any other provision of the Plan, such expiration date shall not be more than ten (10) years from the Date of Grant.

          (b) Exercise of SAR. Each SAR shall be exercisable from time to time over a period commencing no earlier than 9 months after the Date of Grant and ending upon the expiration or termination of the SAR; provided, however, if the SAR is granted to a Director, consultant or advisor who is not an employee of the Employer on the Date of Grant, such SAR shall be exercisable commencing no earlier than one year after the Date of Grant. The Committee shall, by the provisions of individual SAR Agreements, specify the period or periods of time and the extent to which each SAR is exercisable. Upon his exercise of a SAR, the Participant shall be permitted to elect payment in cash, shares of Common Stock or a combination of both.

          (c) Nontransferability of SAR. No SAR shall be transferable or assignable by a Participant otherwise than by will or the laws of descent and distribution, and each SAR shall be exercisable, during the Participant's lifetime, only by the Participant. No SAR shall be subject to execution, attachment, or similar process except with the express consent of the Committee.
                                  Appendix I-6

          (d) Termination of Employment. Upon termination of a Participant's employment with the Employer for any reason other than the Participant's death, his ability to exercise his SARs shall be limited to the extent to which his SARs were exercisable by him at the date of such termination, and his SARs shall expire unless exercised by him within 15 days after the date of such termination. The granting of a SAR to an eligible person does not alter in any way the Company's existing rights to terminate such person's employment at any time for any reason, nor does it confer upon such person any rights or privileges except as specifically provided for pursuant to this Plan.

          (e) Death of Participant. If a Participant dies while in the employ of the Employer, his Beneficiary's ability to exercise the Participant's SARs shall be limited to the extent to which such SARs were exercisable by the Participant at the date of death, and such SARs shall expire unless exercised by the Beneficiary within one year after the date of the Participant's death.

          (f) Change in Control. Upon the occurrence of a Change of Control, each outstanding SAR shall be immediately exercisable, notwithstanding any restriction or limitation on such exercise contained in this Plan or in the applicable SAR Agreement. Any SAR shall expire unless exercised by a Participant within 15 days after the date of a Change of Control. The provisions of this subparagraph (f) shall apply to any SAR outstanding as of the effective date of this amended and restated Plan, as well as, with respect to any SAR awarded after such effective date.

          (g) Restrictions on Issuing Shares. The exercise of each SAR shall be subject to, and shall not be effective until, the complete satisfaction, as determined by the Committee in its discretion, of all (i) withholding obligations, (ii) listing, registration, or qualification requirements imposed by any securities exchange or under any state or federal law, and
     (iii) consents or approvals of any regulatory body, the Board or the Company's stockholders which are necessary or desirable as a condition of, or in connection with, such exercise or the delivery of shares pursuant thereto.

     9. Withholding Tax. At each time when applicable federal, state, and local law requires withholding of income, state disability, social security or other tax, with respect to Restricted Stock, Options or SARs granted to a Participant, such Participant shall promptly pay to the Company the amount necessary to satisfy all such withholding requirements. Such payment must be in the form of any one or a combination of the following: cash, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States. If a Participant does not pay such amount to the Company, the Company shall be authorized on behalf of the Participant to (i) sell any of the Participant's Restricted Stock held by the Secretary or other officer of the Company in escrow, pursuant to subparagraph 6(c) above, in order to satisfy such withholding requirements and/or (ii) to setoff the amount of such withholding requirements against any amount otherwise due or to become due by the Company to the Participant (under this Plan or otherwise). Upon receiving payment of the Participant's withholding obligation, the Company shall inform such Secretary or other officer that the Participant's withholding requirements under this paragraph 9 have been satisfied.

     10. Adjustments.

          (a) If there shall be any change in the Common Stock as a result of any merger, consolidation, reorganization, reclassification, recapitalization, reincorporation, stock split, stock dividend, or other like change in the capital stock of the Company, appropriate adjustments shall be made by the Committee in (i) the number, class or kind of shares of Restricted Stock and Common Stock subject to Options and SARs theretofore granted under this Plan, in order to preserve (but not to increase) the benefits afforded by this Plan to each Participant and (ii) the number of shares which may be allocated to Awards made under this Plan.

          (b) In the event of the dissolution or liquidation of the Company, any Option or SAR granted under this Plan shall terminate as of a date to be fixed by the Committee, provided that not less than 30 days' prior written notice of the date so fixed shall be given to each affected Participant, and each such Participant shall have the right during such period to exercise his Option or SAR in whole or in part thereby including such shares or rights as to which such Option or SAR would not otherwise be exercisable solely by reason of an insufficient lapse of time.

                                  Appendix I-7

          (c) In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization,

             (1) If there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion, or exchange of the shares subject to outstanding and unexercised Options for securities of another corporation, the Reorganization shall be treated as if it were a dissolution or liquidation subject to subparagraph (b) of this paragraph 10; or

             (2) If there is a Reorganization Agreement specifically providing for the change, conversion, or exchange of the shares subject to outstanding and unexercised Options for securities of another corporation, the Committee shall equitably adjust the shares subject to such outstanding and unexercised Options (and shall adjust the shares then available to be optioned under the Plan, if the Reorganization Agreement permits) in a manner not inconsistent with the provisions of the Reorganization Agreement. The Committee also shall make equitable adjustments to all outstanding and unexercised SARs.

          (d) Adjustments and determinations under this paragraph 10 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

     11. Performance Measures.

          (a) Unless and until the Committee proposes for a stockholder vote and stockholders approve a change in the general performance measures set forth in this paragraph 11, the attainment of which may determine the degree of payout and/or vesting with respect to Awards (relating to Restricted Stock or Options that do not satisfy the requirements of Paragraph 4(c)(ii) hereof) to Named Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives as reported in the Company's Report on Form 10-K:

             (i) Return on Assets.

             (ii) Return on Sales.

             (iii) Return on Equity.

             (iv) Cash Flow Return on Investment.

             (v) Operating Income.

             (vi) EBIT.

             (vii) Net Earnings.

             (viii) Earnings Per Share.

          (b) The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards affected by this paragraph 11 held by Named Executive Officers which are designed to qualify for the Performance-Based Exception may not be adjusted upward (but the Committee shall have the discretion to adjust such Awards downward).

          (c) In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards of Restricted Stock or Options that do not satisfy the requirements of paragraph 4(c)(ii) to Named Executive Officers which are not designed to qualify for the Performance-Based Exception, the Committee may make such

                                  Appendix I-8
     grants without satisfying the requirements of Code Section 162(m) and, thus, which use no performance measures or use performance measures other than those specified above. To the extent that the Committee determines that it is advisable to grant Awards of Restricted Stock or Options that do not satisfy the requirements of paragraph 4(c)(ii) to Named Executive Officers which are designed to comply with the Performance-Based Exception, the Committee shall certify, in writing, prior to the payment of any compensation under the Award, that the performance goals and any other material terms were in fact satisfied.

     12. Use of Proceeds. The proceeds received by the Company from the sale of Restricted Stock granted under this Plan or of Common Stock sold pursuant to the exercise of Options granted under this Plan shall be added to the Company's general funds and used for general corporate purposes.

     13. Amendment, Suspension, and Termination of Plan. The Board may at any time suspend or terminate this Plan or may amend it from time to time in such respects as the Board may deem advisable in order that the Awards granted hereunder may conform to any changes in the law or in any other respect which the Board may deem to be in the best interest of the Company; provided, however, that unless first approved by a vote of a majority of the outstanding voting stock of the Company, no amendment shall be made which would:

          (a) materially increase the benefits accruing to Participants under the Plan,

          (b) increase the number of shares of the Company's Common Stock subject to the Plan,

          (c) modify the requirements regarding eligibility for participation in the Plan,

          (d) extend the date as of which the Plan shall terminate.

Unless the Plan shall theretofore have been terminated by the Board or as provided in paragraph 10, this Plan shall terminate on April 22, 2009, ten years after the date this amended and restated Plan was approved by action of the shareholders of the Company. No Restricted Stock, Option or SAR may be granted during any suspension or after the termination of the Plan. Except as provided in paragraph 10, no amendment, suspension, or termination of the Plan shall, without a Participant's consent, alter or impair any of the rights or obligations under any Restricted Stock, Option or SAR theretofore granted to such Participant under this Plan.

     14. Miscellaneous Provisions.

          (a) The selection of any person to receive an Award under this Plan shall not give such person any right to be retained in the employ of the Employer, and the right and power of the Employer to discharge any such person shall not be affected by such Award. No person shall have any right or claim whatever, directly, indirectly or by implication, to receive an Award, nor any expectancy thereof, unless and until an Award in fact shall have been made to such person by the Committee as provided herein. An Award hereunder to any person at any time shall not create any right or implication that any other or further Award may or shall be made at another time. Each Award hereunder shall be separate and distinct from every other Award and shall not be construed as a part of any continuing series of Awards or compensation.

          (b) This Plan is not exclusive. The Company may have other plans, programs and arrangements for compensation or the issuance of shares. This Plan does not require that Participants hereunder be precluded from participation in such other plans, programs and arrangements.

          (c) At all times when Code Section 162(m) is applicable, all Awards granted under the Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines in its discretion that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this subparagraph (c), make any adjustments it deems appropriate.

                                  Appendix I-9

          (d) The validity, interpretation, construction and performance of this Plan shall be governed by the laws of the State of Ohio.

     15. Effective Date of Plan. The effective date of this amended and restated Plan is April 22, 1999, the date of its approval by the shareholders of the Company.

                                  Appendix I-10

                                                                     APPENDIX II

                         M/I SCHOTTENSTEIN HOMES, INC.
                      EXECUTIVE OFFICERS COMPENSATION PLAN

     1. Purpose. The purpose of the M/I Schottenstein Homes, Inc. Executive Officers Compensation Plan (the "Plan") is to provide annual cash and stock awards to the executive officers of M/I Schottenstein Homes, Inc. that recognize and reward the achievement of corporate performance goals.

     2. Effective Date of Plan. The Plan shall be effective as of January 1, 1999, upon approval of the Plan by the shareholders of M/I Schottenstein Homes, Inc. (the "Company").

     3. Plan Administration. The Plan shall be administered by the Executive Officer Compensation Committee (the "Committee"), which shall consist of members appointed from time to time by the Board of Directors. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have full power and authority, subject to the provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (b) construe, interpret and administer the Plan and any instrument or agreement relating to the Plan, and (c) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Committee pursuant to the Plan or any instrument or agreement relating to the Plan (i) shall be within the sole discretion of the Committee, (ii) may be made at any time, and (iii) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, participants in the Plan, their legal representatives and beneficiaries and employees of the Company.

     4. Eligibility. The Chairman/Chief Executive Officer, Vice
Chairman/President, Vice Chairman/ Chief Operating Officer, Chief Financial Officer and any other executive officer of the Company shall be eligible to be selected by the Committee to be granted awards under the Plan.

     5. Awards. Each calendar year (the "Plan Year"), the Committee shall designate the following:

          5.1. The executive officers who will participate (the "Participants") in the Plan for the Plan Year.

          5.2. The Performance Goals, as defined herein, to be met by the Company for Participants to earn awards for the Plan Year and one or more Award Formulas, as defined herein, used to calculate awards based on the Performance Goals.

     6. Award Formulas and Performance Goals. For each Plan Year, the Committee shall establish for each Participant, the one or more objective compensation formulas or matrixes (the "Award Formulas") based on the achievement of performance goals (the "Performance Goals"), the outcome of which is substantially uncertain at the time so established against which actual performance is to be measured to determine the amount of awards. The Performance Goals shall include corporate financial criteria such as income before income taxes, net income, return on equity and return on assets during one or more years and other performance criteria such as homebuyer satisfaction ratings during one or more years. The Committee shall have the discretion to determine whether the Award Formulas will be based upon any one or more of the Performance Goals. The level of achievement of the Performance Goals at the end of the Plan Year will determine the amount of each Participant's award under the Award Formulas.

     7. Determination and Payment of Awards.

          7.1. As soon as practicable after the end of the Plan Year, the Committee will determine the amount of the award earned by each Participant under the Award Formulas. Payments will be made promptly after determination of the awards by the Committee unless payment of an award has been deferred pursuant to the Plan. Such Committee determination must include a certification in writing that the Performance Goals and any other materials terms of the Award Formulas were in fact satisfied and

                                  Appendix II-1
     that the award has been calculated in accordance with the Award Formulas. The minutes of the Committee meeting (or any action by written consent) shall satisfy the written certification requirement.

          7.2 Awards under the Plan may be paid to the Participants in cash, common stock of the Company or deferred compensation in the form of cash or common stock of the Company.

          7.3. A Participant who terminates employment, either voluntarily or involuntarily, before the payment date for awards for the Plan year is thereby ineligible for an award under the Plan; provided, however, the Committee may, in its sole and complete discretion, determine to pay an award in the event termination was the result of death, disability, retirement, or a reduction in work force.

          7.4 Notwithstanding anything herein to the contrary, the maximum dollar amount that may be awarded under this Plan for any Plan Year to any Participant may not exceed (whether in cash or common stock of the Company) an amount equal to five times such Participant's 1999 base salary. The maximum dollar amount (whether in cash or common stock of the Company) that may be awarded under this Plan for any Plan Year to any Participant who was not employed by the Company in 1999 shall be $1,000,000.00.

     8. Termination, Suspension or Modification of the Plan. The Board of Directors may, in its absolute discretion, at any time, with or without notice, modify, amend, suspend or terminate the Plan in whole or in part. However, the impact of any such modification, amendment, suspension or termination during a Plan Year will be weighed against the requirements of Section 162(m). The Committee is expressly permitted to make any amendments to the Plan, which is not in violation of the law, that is required to conform the Plan to the requirements of Section 162(m). The Committee may also correct any defect, supply any omission, or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

     9. Miscellaneous.

          9.1. No Assignments. No award under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of a Participant prior to actually being received by such Participant or his/her designated beneficiary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to such award shall be void.

          9.2. No Right of Employment. Neither the adoption of the Plan nor the determination of eligibility to participate in the Plan nor the granting of an award under the Plan shall confer upon any Participant any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or the subsidiary to terminate such employment at any time.

          9.3. Tax Withholding. The Company shall have the right to withhold the amount of any tax attributable to amounts payable under the Plan.

          9.4. Governing Law. The Plan and all determinations under the Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

          9.5. Other Plans. Nothing in this Plan shall be construed as limiting the authority of the Committee, the Board of Directors, the Company or any subsidiary of the Company to establish any other compensation plan or in any way limiting its or their authority to pay bonuses or supplemental compensation to any persons employed by the Company or a subsidiary of the Company, whether such person is a Participant in this Plan and regardless of how the amount of such compensation or bonus is determined.

          9.6. Deferrals of Awards. A Participant may elect to defer payment of his/her cash award under the Plan if deferral of any award under the Plan is permitted pursuant to the terms of a deferred

                                  Appendix II-2
     compensation program of the Company existing at the time the election to defer is permitted to be made, and the Participant complies with the terms of such program.

          9.7. Section 162(m). It is the intention of the Company that all payments made under the Plan shall fall within the "performance-based compensation" exception contained in Section 162(m) of the Code. Thus, unless the Board of Directors expressly determines otherwise, if any Plan provision is found not to be in compliance with such exception, that provision shall be deemed to be amended so that the provision does comply to the extent permitted by law, and in every event, the Plan shall be construed in favor of its meeting the "performance-based compensation" exception contained in Section 162(m) of the Code.

                                  Appendix II-3

                                  DETACH HERE
-------------------------------------------------------------------------------

                                     PROXY

                         M/I SCHOTTENSTEIN HOMES, INC.

                      3 Easton Oval, Columbus, Ohio 43219

   This proxy is solicited on behalf of the Board of Directors for the Annual
                    Meeting of Shareholders, April 22, 1999


     The undersigned hereby appoints Irving E. Schottenstein and Paul S. Coppel and each of them, proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders to be held on April 22, 1999, or any adjournment thereof, and to vote all shares of Common Stock of M/I Schottenstein Homes, Inc. which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof as set forth below.

     This Proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no directive is made, the shares represented by the Proxy will be voted "FOR" the election of the named nominees for directors, "FOR" the proposal to approve the 1993 Stock Incentive Plan as Amended, "FOR" the proposal to approve the Executive Officers Compensation Plan and "FOR" the proposal to ratify the appointment of Deloitte & Touche LLP as the independent accountants and auditors for fiscal year 1999. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, or if a nominee for election as a director named in the Proxy Statement is unable to serve or for good cause will not serve, the shares represented by this Proxy will be voted in the discretion of the Proxies in such matters or for such substitute nominee(s) as the directors may recommend.

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders, dated March 15, 1999, the Proxy Statement furnished therewith, and the Annual Report of the Company for the fiscal year ended December 31, 1998. Any proxy heretofore given to vote the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders is hereby revoked.

-----------                                                       -----------
SEE REVERSE   PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   SEE REVERSE
   SIDE               PROMPTLY IN THE ENCLOSED ENVELOPE               SIDE
-----------                                                       -----------

                                  DETACH HERE
--------------------------------------------------------------------------------

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.


    1.  To elect the nominees named below as directors.

        Nominees: Irving E. Schottenstein, Kerrii B. Anderson,
                  Norman L. Traeger

                              FOR            WITHHELD
                       [ ]    ALL        [ ] FROM ALL
                            NOMINEES         NOMINEES

  [ ]
      ----------------------------------------
      For all nominees except as noted above

                                                  FOR     AGAINST  ABSTAIN

2. To approve the 1993 Stock Incentive            [ ]       [ ]      [ ]
   Plan as Amended

3. To approve the Executive Officers              [ ]       [ ]      [ ]
   Compensation Plan.

4. To ratify the appointment of Deloitte &        [ ]       [ ]      [ ]
   Touche LLP as the Independent
   accountants and auditors for fiscal
   year 1999.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                        [ ]


Please sign exactly as your name or names appear hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and others should give their full title. Corporations and partnerships should sign in their full name by president or other authorized person.


Signature: _________________ Date:_____ Signature: ________________ Date:_______